UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Internet Capital Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 17, 2011.

INTERNET CAPITAL GROUP, INC.

INTERNET CAPITAL GROUP, INC.
690 LEE ROAD
SUITE 310
WAYNE, PA 19087
Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 21, 2011
Date: June 17, 2011            Time: 10:00 AM ET

Location:	The Radnor Hotel 591 East Lancaster Avenue St. Davids, PA 19087
You are receiving this communication because you hold shares of ICG Common Stock.
Materials related to ICG’s annual meeting are now available. We urge you to access and review these materials and then cast your vote. You can access the proxy materials on the Internet or request paper or e-mail copies (see reverse side).
This communication presents an overview of a more complete set of proxy materials that are now available to you on the Internet. We encourage you to access and review all of the important information contained in these materials before voting.
The proxy materials are available on the Internet at www.proxyvote.com. If you want to receive a paper or e-mail copy of these materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before June 3, 2011 to facilitate timely delivery.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT          ANNUAL REPORT          FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 3, 2011 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: If you want to vote in person at ICG’s annual meeting, you must bring a government-issued picture identification with you. If you hold shares through an account with a bank or a broker, you must obtain a proxy card from your bank or broker and bring that proxy card to the annual meeting, together with a copy of your bank or brokerage statement reflecting your stock ownership as of April 21, 2011.
Vote By Internet or By Telephone: To vote now by Internet or by telephone, go to www.proxyvote.com or dial 1-800-579-1639. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX available and follow the instructions. You may vote by Internet or by telephone up until 11:59 p.m. ET on June 16, 2011.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED IN ITEM 1, “FOR” ITEMS 2, 3 AND 5, AND FOR “ONCE EVERY 3 YEARS” IN ITEM 4.
Vote On Directors

1.	Election of Directors

Class I Nominee:

01) David J. Adelman

Class III Nominees:

02) Walter W. Buckley, III
03) Michael J. Hagan
04) Philip J. Ringo

Vote On Proposals

2.	Ratification of KPMG LLP as ICG’s independent registered public accountant for the year ending December 31, 2011.

3.	Approval, on an advisory basis, of the compensation of ICG’s named executive officers.

4.	Approval, on an advisory basis, of the frequency of advisory votes regarding the compensation of ICG’s named executive officers.

5.	Approval of an amendment to ICG’s Certificate of Incorporation to change ICG’s corporate name to “ICG Group, Inc.”